UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant       þ
Filed by a Party other than the Registrant       o

Check the appropriate box:
o Preliminary Proxy Statement
o Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o Definitive Proxy Statement
o Definitive Additional Materials
þ Soliciting Material Pursuant to §240.14a-12

Polaris Acquisition Corp.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
þ	No fee required Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
o
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0 -11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

o	Fee paid previously with preliminary materials.

o	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the off- setting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed: